UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) June 15, 1996


                      Commission file number 0-16734


                          C.E.C. INDUSTRIES CORP.
            (Exact name of registrant as specified in charter)

          Nevada                                  87-0217252
     (State of other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification Number)

     23 Cactus Garden Drive, F-60
     Green Valley (Henderson), Nevada              89014
     (Address of Principal Executive Office)       (Zip Code)
                                  (702) 893-4747
           (Registrant's Telephone Number, Including Area Code)

                                Copies To:
                               Gerald Levine
                                 President
                       23 Cactus Garden Drive, F-23
                          Henderson, Nevada 89014
                              (702)893-4747
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     C.E.C. Industries Corp. Page 2

Item No 1 Changes in Control of Registrant.

     Pursuant to the agreement of March 28th 1996 all the terms and conditions were met to issue and deliver the stock to O. T. S. Holdings for the acquisition of Basia Holdings, Inc. Mid-Nevada Art, Inc. and approximately 13,500 acres of gas and mineral leases located in the Black Warrior Lagoon area of Alabama.

     Management of the Company consists of the following board members, Gerald Levine, Marie Levine, Alvin B. Green, Esq., Janice E. Smith, Esq. and Ralph Mann. Officers are Gerald Levine - President, Alvin B. Green - Vice President, and Marie Levine - Secretary/Treasurer.

Item No. 2.    Acquisition or Disposition of Assets.

     On June 3rd, 1996, the Company entered into a Letter of Intent to acquire 100% of the issued and outstanding stock of Auto Express, Inc., a Colorado Corporation involved in the transportation of Automobiles nationwide. Auto Express had sales of $680,000 in 1994, and $1,800,000 in 1995, and projected sales of over $3 Million for fiscal 1996. Pursuant to the terms of the agreement, the Company will issue 500,000 shares for stock of the acquisition.

     On November 30, 1995, the Company entered into a transaction with Landmark International, Inc. a publicly traded company, wherein Landmark was acquiring from the Company approximately 17.44 acres of land on Russell Road in Las Vegas, Nevada, for stock and other considerations.

     After repeated demands and Landmark having agreed to issue the agreed upon stock, the Company is still not in receipt of the stock and on that basis the company is pursuing appropriate legal remedies.

Item No. 3.    Bankruptcy or Receivership.

No events to report.

Item No. 4.    Changes in Registrant's Certifying Accountant.

     Pursuant to Item 304 of Regulation S-K, the company makes the following representations:

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C.E.C. Industries Corp. Page 3


     Item 304(a)(1)

     (i) On June 15, 1996, Deloitte & Touche LLP was terminated as the independent auditor of the Company.

     (ii) On June 15, 1996, the Company reached an agreement with William L. Clancy, CPA, whereby William L. Clancy was engaged to act as the Company's auditor, commencing with the Company's audit for the fiscal year ending March 31, 1996.

     (iii) The principal accountant's report on the Company's financial statements for either the past two (2) years has not contained either an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to an uncertainty, audit scope, or accounting principles.

     (iv) The change in accountants was approved by the Board of Directors of the Company.

     (v) During the registrant's two most recent fiscal years and subsequent interim period up to the date of the change of accountants, there were no disagreements with the former accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

     Item 304(a)(2)

     On June 15, 1996, the Company reached its agreement with William L. Clancy, CPA. Prior to the engagement agreement dated June 15, 1996, the company had not received nor sought any auditing, accounting or financial opinions from the successor accountants.

Item No. 5.    Other Events.

     The situation mentioned in Item 2 above regarding Landmark International, Inc. has been turned over to counsel for a determination as to the company's course of action against Landmark, their President - William Kettle, Peter Hobbs and consultants of Landmark.

Item No. 6.    Resignation of Registrant's Directors.

     Mr. Charles McHaffie has resigned as a director of the Company. His replacement is Janice E. Smith, Esq.

C.E.C. Industries Corp. Page 4


Item No. 7. financial Statements, Proforma Financial Information and Exhibits.

     Exhibit - Engagement letter of new auditor.
     Exhibit - Letter from Deloitte & Touche, LLP

                               SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


C.E.C. Industries Corp.



By:                                        Dated:   June 20, 1996
       Gerald Levine, President

	/s/ Gerald Levine

William L. Clancy                            Central Plaza
Certified Public Accountants                           Suite 890
                                        4041 North Central Avenue
                                        P.O. Box  16627 (85011-6627)
June 15, 1996                                Phoenix AZ  85012

                                        (602) 266-2646
                                        fax: (602) 266-2402

Mr. Gerald H. Levine, President
C.E.C. Industries Corp.
23 Cactus Garden Drive  #F-23
Henderson, Nevada  89014

Dear Sir:

This letter is to confirm our understanding of the terms and objectives of my engagement.

I, William L. Clancy, will be the CPA in charge of all work we perform for you. Auditing and reporting on your financial statements is to be my recurring basis assignment. I would also like to work with you on other current problems as they may arise throughout the year.

I will audit the consolidated balance sheet of C.E.C. Industries Corp. and it's wholly owned subsidiaries as of March 31, 1996 and the related statement of operations, stockholders's equity, and cash flows for the year then ended for the purpose of expressing an opinion on them.

The proper recording of transactions, safeguarding of assets, and the financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on the financial statements.

I will conduct my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence which supports the amounts and disclosures included in the financial statements.

It also includes assessing the accounting principles used and estimates made by management, as well as evaluating the overall financial statement presentation. If, for any reason, I am unable to express an unqualified opinion on the financial statements, I will discuss the alternatives with you in order to arrive at an acceptable solution.

An audit is subject to the risk that material errors and irregularities, including fraud and defalcations, if they exist, will not be detected. I will inform you of any material errors, and all irregularities and illegal acts that come to our attention, unless they are inconsequential.

Assistance is to be supplied by your personnel, including the preparation of the detailed trial balance, schedules and analyses of accounts. Timely completion of this work will facilitate the completion of my audit.

If you intend to publish or otherwise reproduce the financial statements and make reference to my firm, you agree to provide me with printers' proofs or masters for my review and approval before printing. You also agree to provide me with a copy of the final reproduced material before it is distributed.

My fees will be billed periodically as work progresses on completion of the audit and will be based on the amount of time required plus actual out-of-pocket expenses. Invoices are payable upon presentation. I will notify you immediately of any circumstances I encounter that could significantly affect my initial estimate of total fees of $12,000.00 to $15,000.00. Before my services begin, you have agreed to pay me a $3,000.00 retainer, which will be applied to the final billing for this engagement.

If the foregoing is accordance with your understanding, please sign and return to me the duplicate copy of this letter.

I appreciate the opportunity to serve you and trust that our association will be a long and pleasant one.

                                             Yours very truly,

					     /s/ William L. Clancy

                       		             Certified Public Accountant

                              Accepted:

                              C.E.C. Industries Corp.

			      /s/ Gerald H. Levine

                              Gerald H. Levine, President

                              06/15/96
                              Date

Deloitte &
  Touche LLP

                    490 North Tower               Telephone: (702) 893-3100
                    3773 Howard Hughes Parkway    Facsimile: (702) 369-1736
                    Las Vegas, Nevada  89109-0950


June 15, 1996

Mr. Gerald Levine
President and Chief Executive Officer
C.E.C. Industries Corp.
23 Cacuts Garden Drive #F-60
Henderson, NV  89014

Dear Mr. Levine:

This is to confirm that the client-auditor relationship between C.E.C. Industries Corp. and its subsidiaries (Commission File No. 0-16734) and Deloitte & Touche LLP has ceased.

Yours truly,

/s/ Deloitte & Touche LLP

C:   Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 9-5
     450 5th Street, N.W.
     Washington, D.C.  20549